608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V - PPI)

Passport Potash Geotechnical Drilling Update

VANCOUVER, BRITISH COLUMBIA--(Marketwire - July 3, 2013) - Passport Potash Inc. ("Passport" or the "Company") (TSX-V: PPI) (OTCQX: PPRTF) is pleased to announce an update on the geotechnical drilling program for its Holbrook Basin potash project (the "Holbrook Project"). The purpose of the geotechnical work is to investigate the soil and rock mechanics to help determine the mine design criteria for the Holbrook Project, and is expected to be incorporated into a Pre-feasibility study.

Passport's geotechnical drilling program includes two core holes (1212 and 1301R) that were drilled through the entire geologic section. Hole 1212 will be used to evaluate the overburden, while hole 1301R will be used to evaluate the salt body.

A total of 273.71 meters (898 ft.) of 85mm (3.35 in.) diameter continuous overburden core was recovered from the upper formation of hole 1212. Twelve one-foot overburden samples were sent to Advanced Terra Testing in Lakewood, Colorado on April 22, 2013 to perform a Triaxial Compressive Strength Test. The samples were prepped and testing began on June 10, 2013. Passport has received preliminary results on approximately half of the samples, and expects final results within two to four weeks.

Hole 1301R contains a total of 46.33 continuous meters (152 ft.) of 101mm (3.98 in.) diameter salt core. The salt body samples are being sent to IfG, Institute for Rock Mechanics GmbH, in Leipzig, Germany ("IFG"). IFG is a German engineering firm founded in 1990 by employees of the former Institute for Mining Safety in Leipzig and is based on more than four decades of continuously applied research in the field of rock mechanics. IFG will be performing the following tests on the samples:

  Triaxial Compression Strength Tests

  Triaxial Strength Tests with Relaxation

  Long-term Triaxial Creep Tests

  Direct Shear Tests

Joshua Bleak, Chief Executive Officer of Passport, stated, "The rock mechanical tests will help to optimize and increase the certainty of the data used for mine planning and mine safety. We are pleased to mark the achievement of a critical project development milestone that will help position us to meet our planned timelines for the forthcoming Pre-feasibility and bankable Feasibility studies."

Tim Henneberry, P.Geo., Advisor, and a Qualified Person as defined in National Instrument 43-101, has reviewed and approved the technical content of this news release.

The Company also announces that it has granted 2,555,000 incentive stock options to directors, officers, consultants and employees of the Company. The options are exercisable at $0.18 and will expire on July 2, 2018.

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 51,395 hectares (127,000 acres).  Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 5,261 hectares (13,000 acres) of contiguous privately held Hopi land.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
Passport Potash Inc.
Peter J. Kletas
Manager of Corporate Development
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

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